UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

                       Sanford C. Bernstein Fund II, Inc.
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                (Name of Registrant as Specified In Its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      4)    Date Filed:

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

                 ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.--
            ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II
                     SANFORD C. BERNSTEIN FUND II, INC.--
                 INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

                          1345 Avenue of the Americas
                           New York, New York 10105

                Notice of Joint Annual Meeting of Stockholders
                               November 5, 2010

To the Stockholders of AllianceBernstein Institutional Funds, Inc. and Sanford
C. Bernstein Fund II, Inc.:

Notice is hereby given that the Joint Annual Meeting of Stockholders (the "Meeting") of AllianceBernstein Institutional Funds, Inc. ("ABIF") and Sanford
C. Bernstein Fund II, Inc. ("SBF"), each a Maryland corporation (each a "Fund" and together, the "Funds"), and the series thereof, will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Proxy Statement dated September 21, 2010:

    1. The election of Directors of the Funds, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

    2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Fund at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                              By Order of the Boards of Directors,

                              Emilie D. Wrapp
                              Secretary

New York, New York
September 21, 2010

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                            YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

TABLE OF CONTENTS

                                                                       PAGE
---------------------------------------------------------------------- ----

Introduction..........................................................   1

Proposal: Election of Directors.......................................   2

Independent Registered Public Accounting Firm.........................  11

Proxy Voting and Stockholder Meeting..................................  13

Officers of the Funds.................................................  15

Information as to the Investment Adviser and Distributor of the Funds.  15

Other Matters.........................................................  16

Submission of Proposals for Next Meeting of Stockholders..............  16

Reports to Stockholders...............................................  16

Appendix A: Outstanding Voting Shares................................. A-1

Appendix B: Additional Information Regarding the Directors............ B-1

Appendix C: Letter from Independent Registered Public Accounting
Firm.................................................................. C-1

                                Proxy Statement

                 AllianceBernstein Institutional Funds, Inc.--
            AllianceBernstein Global Real Estate Investment Fund II
                     Sanford C. Bernstein Fund II, Inc.--
                 Intermediate Duration Institutional Portfolio

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                     Joint Annual Meeting of Stockholders
                               November 5, 2010

                               -----------------

                                 Introduction

This is a combined Proxy Statement for the Funds listed above (each a "Fund", and collectively, the "Funds"). The Boards of Directors (each a "Board" and collectively, the "Boards") are soliciting proxies for a Joint Annual Meeting of Stockholders of each Fund (the "Meeting") to consider and vote on a proposal that is being recommended by the Boards of their Funds.

The Boards are sending you this Proxy Statement to ask for your vote on a proposal affecting your Fund. The Funds will hold the Meeting at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. The solicitation cost will be borne by the Funds. AllianceBernstein L.P. is the investment adviser to the Funds (the "Adviser"). The Notice of Joint Annual Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about October 1, 2010.

Any stockholder who owned shares of a Fund at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be Held on Friday, November 5, 2010. This Proxy Statement is available on the Internet at www.bernstein.com/fundproxy.

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
                                                                          1
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


PROPOSAL
ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on the election of Directors of their Funds. Each Director elected at the Meeting will serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director of each of the Funds. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as a Director of each of the Funds.

                              Mr. John H. Dobkin
                             Mr. Michael J. Downey
                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                             Ms. Nancy P. Jacklin
                              Mr. Robert M. Keith
                              Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                              Mr. Earl D. Weiner

Each nominee has consented to serve as a Director. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend.

Certain information concerning the Funds' nominees for Director is set forth below.

                                                                          NUMBER OF          OTHER PUBLIC
                                                                          PORTFOLIOS IN      COMPANY
                                                                          ALLIANCEBERNSTEIN  DIRECTORSHIPS
                                         PRINCIPAL OCCUPATION(S)          FUND COMPLEX       HELD BY
NAME, ADDRESS*                YEARS OF   DURING PAST                      OVERSEEN BY        DIRECTOR IN THE
AND AGE                       SERVICE**  5 YEARS OR LONGER                DIRECTOR           PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, ##  ABIF: 13   Investment Adviser and an        95                 None
78                            SBF: 8     Independent Consultant since
                                         prior to 2005. Previously, he
                                         was Senior Manager of Barrett
                                         Associates, Inc., a registered
                                         investment adviser. He was
                                         formerly Deputy Comptroller
                                         and Chief Investment Officer of
                                         the State of New York and,
                                         prior thereto, Chief Investment
                                         Officer of the New York Bank
                                         for Savings. He has served as a
                                         director or trustee of various
                                         AllianceBernstein Funds since
                                         1983 and has been Chairman
                                         of the AllianceBernstein Funds
                                         and of the Independent
                                         Directors Committee of such
                                         Funds since 2003.

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
2
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
                                                                   NUMBER OF          OTHER PUBLIC
                                                                   PORTFOLIOS IN      COMPANY
                                                                   ALLIANCEBERNSTEIN  DIRECTORSHIPS
                                 PRINCIPAL OCCUPATION(S)           FUND COMPLEX       HELD BY
NAME, ADDRESS*        YEARS OF   DURING PAST                       OVERSEEN BY        DIRECTOR IN THE
AND AGE               SERVICE**  5 YEARS OR LONGER                 DIRECTOR           PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
John H. Dobkin, #     ABIF: 13   Independent Consultant since      93                 None
68                    SBF: 8     prior to 2005. Formerly,
                                 President of Save Venice, Inc.
                                 (preservation organization)
                                 from 2001-2002; Senior
                                 Advisor from June 1999-June
                                 2000 and President of Historic
                                 Hudson Valley (historic
                                 preservation) from December
                                 1989-May 1999. Previously,
                                 Director of the National
                                 Academy of Design. He has
                                 served as a director or trustee
                                 of various AllianceBernstein
                                 Funds since 1992.

Michael J. Downey, #  ABIF: 3    Private Investor since prior to   93                 Asia Pacific
66                    SBF: 5     2005. Formerly, managing                             Fund, Inc., and
                                 partner of Lexington Capital,                        The Merger
                                 LLC (investment advisory firm)                       Fund since prior
                                 from December 1997 until                             to 2005, and
                                 December 2003. From 1987                             Prospect
                                 until 1993, Chairman and CEO                         Acquisition
                                 of Prudential Mutual Fund                            Corp. (financial
                                 Management, director of the                          services) since
                                 Prudential Mutual Funds, and                         2007 until 2009
                                 member of the Executive
                                 Committee of Prudential
                                 Securities Inc. He has served as
                                 a director or trustee of the
                                 AllianceBernstein Funds since
                                 2005.

D. James Guzy, #      ABIF: 3    Chairman of the Board of PLX      93                 Cirrus Logic
74                    SBF: 5     Technology (semi-conductors)                         Corporation
                                 and of SRC Computers Inc.,                           (semi-
                                 with which he has been                               conductors) and
                                 associated since prior to 2005.                      PLX Technology,
                                 He was a Director of Intel                           Inc. (semi-
                                 Corporation (semi-conductors)                        conductors)
                                 from 1969 until 2008, and                            since prior to
                                 served as Chairman of the                            2005 and Intel
                                 Finance Committee of such                            Corporation
                                 company for several years until                      (semi-
                                 May 2008. He has served as a                         conductors)
                                 director of one or more of the                       since prior to
                                 AllianceBernstein Funds since                        2005 until 2008
                                 1982.

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
                                                                          3
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
                                                                  NUMBER OF          OTHER PUBLIC
                                                                  PORTFOLIOS IN      COMPANY
                                                                  ALLIANCEBERNSTEIN  DIRECTORSHIPS
                                PRINCIPAL OCCUPATION(S)           FUND COMPLEX       HELD BY
NAME, ADDRESS*       YEARS OF   DURING PAST                       OVERSEEN BY        DIRECTOR IN THE
AND AGE              SERVICE**  5 YEARS OR LONGER                 DIRECTOR           PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Nancy P. Jacklin, #  ABIF: 2    Professorial Lecturer at the      93                 None
62                   SBF: 4     Johns Hopkins School of
                                Advanced International Studies
                                since 2008. Formerly, U.S.
                                Executive Director of the
                                International Monetary Fund
                                (December 2002-May 2006);
                                Partner, Clifford Chance (1992-
                                2002); Sector Counsel,
                                International Banking and
                                Finance, and Associate General
                                Counsel, Citigroup (1985-
                                1992); Assistant General
                                Counsel (International), Federal
                                Reserve Board of Governors
                                (1982-1985); and Attorney
                                Advisor, U.S. Department of
                                the Treasury (1973-1982).
                                Member of the Bar of the
                                District of Columbia and of
                                New York; and member of the
                                Council on Foreign Relations.
                                She has served as a director or
                                trustee of the AllianceBernstein
                                Funds since 2006.

Garry L. Moody, #    ABIF: 2    Independent Consultant.           91                 None
58                   SBF: 2     Formerly, Partner, Deloitte &
                                Touche LLP (1995-2008) where
                                he held a number of senior
                                positions, including Vice-
                                Chairman, and U.S. and Global
                                Investment Management
                                Practice Managing Partner;
                                President, Fidelity Accounting
                                and Custody Services Company
                                (1993-1995); and Partner,
                                Ernst & Young LLP (1975-
                                1993), where he served as the
                                National Director of Mutual
                                Fund Tax Services. He has
                                served as a director or trustee,
                                and as Chairman of the Audit
                                Committee, of most of the
                                AllianceBernstein Funds since
                                2008.

4
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


                                                                         NUMBER OF          OTHER PUBLIC
                                                                         PORTFOLIOS IN      COMPANY
                                                                         ALLIANCEBERNSTEIN  DIRECTORSHIPS
                                       PRINCIPAL OCCUPATION(S)           FUND COMPLEX       HELD BY
NAME, ADDRESS*              YEARS OF   DURING PAST                       OVERSEEN BY        DIRECTOR IN THE
AND AGE                     SERVICE**  5 YEARS OR LONGER                 DIRECTOR           PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marshall C. Turner, Jr., #  ABIF: 5    Private investor since prior to   93                 Xilinx, Inc.
68                          SBF: 5     2005. Interim CEO of MEMC                            (programmable
                                       Electronic Materials, Inc. (semi-                    logic semi-
                                       conductor and solar cell                             conductors) and
                                       substrates) from November                            MEMC
                                       2008 until March 2009. He                            Electronic
                                       was Chairman and CEO of                              Materials, Inc.
                                       Dupont Photomasks, Inc.                              (semi-conductor
                                       (components of semi-conductor                        and solar cell
                                       manufacturing), 2003-2005,                           substrates) since
                                       and President and CEO, 2005-                         prior to 2005
                                       2006, after the company was
                                       acquired and renamed Toppan
                                       Photomasks, Inc. He has served
                                       as a director or trustee of one
                                       or more of the
                                       AllianceBernstein Funds since
                                       1992.

Earl D. Weiner, #           ABIF: 3    Of Counsel, and Partner prior to  93                 None
71                          SBF: 3     January 2007, of the law firm
                                       Sullivan & Cromwell LLP and
                                       member of ABA Federal
                                       Regulation of Securities
                                       Committee Task Force to draft
                                       editions of the Fund Director's
                                       Guidebook. He has served as a
                                       director or trustee of the
                                       AllianceBernstein Funds since
                                       2007 and is Chairman of the
                                       Governance and Nominating
                                       Committees of most of the Funds.

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
                                                                          5
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


                                                                            NUMBER OF          OTHER PUBLIC
                                                                            PORTFOLIOS IN      COMPANY
                                                                            ALLIANCEBERNSTEIN  DIRECTORSHIPS
                                        PRINCIPAL OCCUPATION(S)             FUND COMPLEX       HELD BY
NAME, ADDRESS*               YEARS OF   DURING PAST                         OVERSEEN BY        DIRECTOR IN THE
AND AGE                      SERVICE**  5 YEARS OR LONGER                   DIRECTOR           PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR
Robert M. Keith, +, ++       None       Senior Vice President of            6                  None
1345 Avenue of the Americas             AllianceBernstein L.P. (the
New York, NY 10105                      "Adviser")*** and head of
50                                      AllianceBernstein Investments
                                        Inc. ("ABI")*** since July 2008;
                                        Director of ABI and President of
                                        the AllianceBernstein Mutual
                                        Funds. Previously, he served as
                                        Executive Managing Director of
                                        ABI from December 2006 to June
                                        2008. Prior to joining ABI in
                                        2006, Executive Managing
                                        Director of Bernstein Global
                                        Wealth Management, and prior
                                        thereto, Senior Managing
                                        Director and Global Head of
                                        Client Service and Sales of the
                                        Adviser's institutional investment
                                        management business since
                                        2004. Prior thereto, Managing
                                        Director and Head of North
                                        American Client Service and Sales
                                        in the Adviser's institutional
                                        investment management
                                        business, with which he has been
                                        associated since prior to 2004.

---------------------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** "Years of Service" refers to the total number of years served as a Director.

***The Adviser and ABI are affiliates of each Fund.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of a Fund.

## Member of the Fair Value Pricing Committee.

+ Mr. Keith will become a Director of a Fund if elected at the Meeting by that Fund.

++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of each Fund due to his position as a Senior Vice President of the Adviser.

The business and affairs of each Fund are managed under the direction of that Fund's Board. Directors who are not "interested persons" of a Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Directors", and Directors who are "interested persons" of a Fund are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

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6
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



Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of a Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees;

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
                                                                          7
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


Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice;
Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice-Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees--the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees--and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent

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8
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


Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and
(iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and
(ii) above.

Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

As of September 2, 2010, to the knowledge of management, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. Additional information related to the equity ownership of the Directors in each of the Funds and the compensation they received from the Funds is presented in Appendix B. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

                                                                          9

During the Fund's fiscal year ended in 2009, the Board of ABIF met eight times and of SBF met eight times. Each Director attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders but the Funds encourage such attendance.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of a Fund's financial reporting process. During the Fund's fiscal year ended in 2009, the Audit Committee of ABIF met twice and of SBF met twice.

Each Fund's Board has adopted a charter for its Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors then US then Investment Products/Mutual Funds). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will

10

complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

During the Fund's fiscal year ended in 2009, the Governance and Nominating Committee of ABIF met four times and of SBF met four times.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value by more than $0.01 per share. The Fair Value Pricing Committee did not meet during either Fund's most recently completed fiscal year.

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements in the case of ABIF and the Advisory Agreement in the case of SBF. During the Fund's fiscal year ended in 2009, the Independent Directors Committee of ABIF met eight times and of SBF met six times.

Each Board has adopted a process for stockholders to send communications to the Board of their Fund. To communicate with a Board or an individual Director of a Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of that Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to which or to whom the communication is addressed.

Each Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the applicable Fund. The election of a nominee as Director with respect to each Fund requires the affirmative vote of a plurality of the votes cast.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Approval of Independent Registered Public Accounting Firm by Board

The Boards of the Funds, including a majority of the Directors who are not "interested persons", have appointed Ernst & Young LLP ("E&Y") as the independent registered public accounting firm for the current fiscal year of each of AllianceBernstein Global Real Estate Investment Fund II ("Global Real Estate Fund") and Intermediate Duration Institutional Portfolio ("Intermediate Duration Portfolio"). E&Y has represented that it does not have any direct financial interest or any material indirect financial interest in either of the Funds.

E&Y has audited the accounts of Global Real Estate Fund for the past two fiscal years.

The Audit Committee of the Board of SBF approved the dismissal of KPMG LLP as independent registered public accounting firm for Intermediate Duration Portfolio

                                                                          11

(the "Prior Auditor") at a meeting held on March 24, 2010. The Prior Auditor's reports on the financial statements of Intermediate Duration Portfolio for its last two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which would have caused it to make reference to that matter in connection with its reports for the Intermediate Duration Portfolio or reportable events as described in paragraph (v) of Item 304(a)(1) of Regulation S-K. Intermediate Duration Portfolio has requested that the Prior Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter is attached as Appendix C and a similar letter has been filed as Exhibit 77 to the Intermediate Duration Portfolio's first Form N-SAR filed following the Prior Auditor's dismissal.

Representatives of E&Y are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders. Representatives of the Prior Auditor are not expected to attend the Meeting.

Independent Registered Public Accounting Firms' Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firms for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report(s) to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to either Fund during this period.

                                    TABLE 1

                                                                              ALL FEES FOR
                                                                       ALL     NON-AUDIT
                                                                      OTHER     SERVICES
                                                                     FEES FOR PROVIDED TO
                                                                     SERVICES  THE FUND,
                                                                     PROVIDED THE ADVISER
                                                  AUDIT               TO THE  AND SERVICE
NAME OF FUND                        AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES
------------------------------ ---- ---------- ------------ -------- -------- ------------

ABIF--Global Real Estate Fund  2008  $37,300      $3,517    $34,582    n/a      $998,444
                               2009  $38,606      $   --    $13,884    n/a      $788,540
SBF--Intermediate Duration     2008  $36,700      $1,684    $13,625    n/a      $386,659
 Portfolio                     2009  $34,179      $   --    $ 7,800    n/a      $192,049

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent

12

registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in Table 1 for each Fund that were subject to pre-approval by its respective Audit Committee for 2008 and 2009 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee of each Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                                    TABLE 2

                                            FEES FOR NON-AUDIT
                                           SERVICES PROVIDED TO
                                               THE FUND, THE
                                            ADVISER AND SERVICE    PORTION
                                           AFFILIATES SUBJECT TO  COMPRISED     PORTION
                                              PRE-APPROVAL BY      OF AUDIT    COMPRISED
                                              AUDIT COMMITTEE    RELATED FEES OF TAX FEES
                                           --------------------- ------------ -----------

ABIF--Global Real Estate Fund         2008       $181,218          $146,636     $34,582
                                      2009       $257,730          $243,846     $13,884
SBF--Intermediate Duration Portfolio  2008       $ 15,309          $  1,684     $13,625
                                      2009       $  7,800          $     --     $ 7,800

PROXY VOTING AND STOCKHOLDER MEETING

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of each of the nominees as a Director for a Fund. If no specification is made on a properly executed proxy, it will be voted for the election of each of the Directors of the Fund.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 450-8471. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by

                                                                          13

telephone should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

For both Funds, the approval of the Proposal requires the affirmative vote of a plurality of the votes cast. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of the Proposal. If any matter other than the Proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to the Proposal in the Proxy Statement. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of both Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for their Fund and on any other matter that may properly come before the meeting for that Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or any other matter by the stockholders of the other Fund.

The Adviser has engaged Broadridge Financial Solutions, Inc. ("Broadridge"), 60 Research Road, Hingham, MA 02043, to assist in soliciting proxies for the Meeting, including contacting stockholders by telephone or other electronic means to solicit stockholders on behalf of the Funds. Broadridge will receive a total fee of $5,000 for its services, to be borne by the Funds. Other proxy solicitation costs will be borne by the Funds.

14

OFFICERS OF THE FUNDS

Certain information concerning the Funds' officers is set forth below. Each of the Funds' officers is elected annually by the respective Board until his or her successor is duly elected and qualifies.

                                       POSITION(S)                      PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 (MONTH AND YEAR FIRST ELECTED)   PAST 5 YEARS
-------------------------------------  -------------------------------- -------------------------------------
Robert M. Keith                        President and Chief Executive    See biography above.
50                                     Officer,
                                       Both Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
65                                     Independent Compliance Officer,  Independent Compliance Officer of
                                       Both Funds (10/04)               the AllianceBernstein Mutual
                                                                        Funds, with which he has been
                                                                        associated since October 2004.
                                                                        Prior thereto, he was Of Counsel
                                                                        to Kirkpatrick & Lockhart, LLP from
                                                                        October 2003 to October 2004,
                                                                        and General Counsel of Merrill
                                                                        Lynch Investment Managers, L.P.
                                                                        since prior to March 2003.

Emilie D. Wrapp                        Secretary,                       Senior Vice President, Assistant
54                                     Both Funds (10/05)               General Counsel and Assistant
                                                                        Secretary of ABI,** with which she
                                                                        has been associated since prior to
                                                                        2005.

Joseph J. Mantineo                     Treasurer and Chief Financial    Senior Vice President of
51                                     Officer,                         AllianceBernstein Investor Services,
                                       Both Funds (8/06)                Inc. ("ABIS"),** with which he has
                                                                        been associated since prior to
                                                                        2005.

Phyllis J. Clarke                      Controller,                      Vice President of ABIS,** with
49                                     ABIF (11/08)                     which she has been associated
                                                                        since prior to 2005.

Stephen Woetzel                        Controller,                      Vice President of ABIS,** with
38                                     SBF (5/09)                       which he has been associated
                                                                        since prior to 2005.

---------------------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**An affiliate of each of the Funds.

INFORMATION AS TO THE INVESTMENT ADVISER AND DISTRIBUTOR OF THE FUNDS

Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Funds. ABIF's distributor is AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105. SBF's distributor is Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, New York 10105.

                                                                          15

OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

SUBMISSION OF PROPOSALS FOR NEXT MEETING OF STOCKHOLDERS

The Funds do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in a Fund's proxy statement and form of proxy card for a Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting (or in accordance with any advance notice in the Bylaws then in effect).

A stockholder who wishes (a) to submit a proposal at a stockholders meeting but does not want the proposal to appear in the Fund's proxy statement or proxy card, or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of each Fund currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of a nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150/th/ day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120/th/ day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150/th/ day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120/th/ day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Kristine Antoja at AllianceBernstein L.P.,
1345 Avenue of the Americas, New York, New York 10105.

                              By Order of the Boards of Directors,

                              Emilie D. Wrapp
                              Secretary

September 21, 2010
New York, New York

16

                     APPENDIX A--OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares for each of the Funds as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the meeting.

                    FUND NAME  NUMBER OF OUTSTANDING SHARES
                    ----------------------------------------


                      ABIF
                                       99,862,830

                      SBF
                                       69,743,861

                                                                          A-1

          APPENDIX B--ADDITIONAL INFORMATION REGARDING THE DIRECTORS

Ownership in the Funds

It is the policy of the Boards of Directors of the Funds that each Independent Director will invest a minimum of $250,000 in shares of investment companies in the AllianceBernstein Fund Complex within 12 months of becoming an Independent Director. The Directors do not own any shares of the Funds, however, as individuals are not allowed to purchase such shares.

The dollar range of the Funds' securities owned by each Director and Nominee and the aggregate dollar range of securities owned by each Director and Nominee in the AllianceBernstein Fund Complex are set forth below.

                                            AGGREGATE DOLLAR
                                            RANGE OF EQUITY
                                           SECURITIES IN THE
                                              FUNDS IN THE
                                           ALLIANCEBERNSTEIN
                                           FUND COMPLEX AS OF
                                                9/2/2010
                  -------------------------------------------

                  John H. Dobkin             Over $100,000
                  Michael J. Downey          Over $100,000
                  William H. Foulk, Jr.      Over $100,000
                  D. James Guzy              Over $100,000
                  Nancy P. Jacklin           Over $100,000
                  Robert M. Keith            Over $100,000
                  Garry L. Moody             Over $100,000
                  Marshall C. Turner, Jr.    Over $100,000
                  Earl D. Weiner             Over $100,000

B-1

Compensation From the Funds

Neither of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by a Fund to the Directors during the Fund's respective fiscal year ended in 2009, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or pays compensation to officers of the Funds.

                                                                               NUMBER OF
                                                             NUMBER OF        INVESTMENT
                                                            INVESTMENT        PORTFOLIOS
                                                         COMPANIES IN THE     WITHIN THE
                                                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                         COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                           FROM THE        INCLUDING THE     INCLUDING THE
                         COMPENSATION  ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                          FROM A FUND    FUND COMPLEX,       WHICH THE         WHICH THE
                          DURING ITS     INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                          FISCAL YEAR    FUNDS, DURING      DIRECTOR OR       DIRECTOR OR
NAME OF DIRECTOR         ENDED IN 2009       2009             TRUSTEE           TRUSTEE
------------------------ ------------- ----------------- ----------------- -----------------

John H. Dobkin           ABIF:  $5,508     $242,200             32                93
                         SBF:   $5,396
Michael J. Downey        ABIF:  $5,508     $241,000             32                93
                         SBF:   $5,396
William H. Foulk, Jr.    ABIF: $10,381     $484,400             34                95
                         SBF:  $10,272
D. James Guzy            ABIF:  $5,508     $241,000             32                93
                         SBF:   $5,396
Nancy P. Jacklin         ABIF:  $5,508     $242,200             32                93
                         SBF:   $5,396
Garry L. Moody           ABIF:  $6,305     $270,200             31                91
                         SBF:   $6,191
Marshall C. Turner, Jr.  ABIF:  $5,508     $242,200             32                93
                         SBF:   $5,396
Earl D. Weiner           ABIF:  $5,927     $260,200             32                93
                         SBF:   $5,815

                                                                          B-2

     APPENDIX C--LETTER FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                             September 15, 2010

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

   We were previously principal accountants for Sanford C. Bernstein Fund II, Inc. -- Intermediate Duration Institutional Portfolio ("Intermediate Duration Portfolio") and, under the date of November 25, 2009, we reported on the financial statements of the Intermediate Duration Portfolio as of and for the year ended September 30, 2009. On April 14, 2010, we were dismissed. We have read the statements included under the section titled "Approval of Independent Registered Public Accounting Firm by Board" within the Proxy Statement for the Intermediate Duration Portfolio dated September 21, 2010, and we agree with such statements, except that we are not in a position to agree or disagree with the statement that the Audit Committee of the Board of Sanford C. Bernstein Fund II, Inc. approved the dismissal of KPMG LLP as independent registered public accounting firm for Intermediate Duration Portfolio at a meeting held on March 24, 2010, and we are not in a position to agree or disagree with any of the statements regarding Ernst & Young LLP.

                                Very truly yours,

                                /s/ KPMG LLP

C-1

                                                              AB-INS-72151-0910

                                    [GRAPHIC]

FORM OF PROXY                                                      FORM OF PROXY

                  ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
           - AllianceBernstein Global Real Estate Investment Fund II

                                      AND

                       SANFORD C. BERNSTEIN FUND II, INC.
                - Intermediate Duration Institutional Portfolio

                PROXY FOR A JOINT ANNUAL MEETING OF STOCKHOLDERS


              PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF
ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC. - ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II AND SANFORD C. BERNSTEIN FUND II, INC. - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO.

            The undersigned stockholder hereby appoints, [___________] and [___________] or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Institutional Funds, Inc. ("ABIF") - AllianceBernstein Global Real Estate Investment Fund II and Sanford
C. Bernstein Fund II, Inc. ("SBF") - Intermediate Duration Institutional Portfolio (each a "Fund", and together, the "Funds") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

      The Boards know of no reason why any of the nominees for election as a Director of a Fund would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as a Board may recommend.

            IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: [___________] VOTE BY TELEPHONE: [___________]

                    Please refer to the Proxy Statement for
                         a discussion of the Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                  ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
           - AllianceBernstein Global Real Estate Investment Fund II

                                      AND

                       SANFORD C. BERNSTEIN FUND II, INC.
                - Intermediate Duration Institutional Portfolio

                PROXY FOR A JOINT ANNUAL MEETING OF STOCKHOLDERS

CONTROL NUMBER:

Your Board of Directors recommends that you vote "For" the election of all Nominees

Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below


1.    To elect Directors for All Funds:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.
      __________________________


                                          For       Against        Abstain

2.    To transact such other business     /_/       /_/            /_/
      as may properly come before the
      Meeting and any adjournments or
      postponements thereof.

                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010

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